Exhibit 99.2
AGA Financial ForumMay 5 - 7, 2013 One Company, One Team - Moving Forward Together!
Safe Harbor Statement: Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation's 2012 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion.REG G Disclosure: Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor's evaluation purposes.Gross Margin: Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner. Forward Looking Statements and Other Disclosures
Business Overview
Electric DistributionFlorida Public Utilities Company Business Structure
Chesapeake Utilities distributes natural gas to approximately 55,000 residential and commercial customers in Delaware and Maryland.In Delaware, Chesapeake has extended its system southeastward reaching the Delaware/Maryland state line.In Maryland, during the past year, Chesapeake extended its presence north to Cecil County and will be extending its presence into Worcester County. Regulated Energy
Eastern Shore Natural Gas Company ("ESNG") owns and operates a 428-mile interstate pipeline that transports natural gas from various points in Pennsylvania to customers in Delaware, Maryland and Pennsylvania.Over the past 15 years, ESNG has extended its pipeline system to Lewes, Delaware, west to Cecil County in Maryland, and south to the Delaware/Maryland state line and into Wicomico and Worcester Counties in Maryland. Regulated Energy
Florida Public Utilities distributes natural gas to approximately 69,000 residential and commercial customers and electricity to 31,000 customers across Florida.Peninsula Pipeline Company, Inc. provides natural gas transportation services in Florida. Regulated Energy
Sharp Energy distributes propane to 35,000 customers in Delaware, the eastern shore of Maryland and Virginia, and southeastern Pennsylvania.Our propane operations have grown organically through our Community Gas Systems ("CGS") strategy, our recent expansions of service into Cecil County, Maryland and nine counties in southeastern Pennsylvania. Unregulated Energy
Florida Public Utilities' propane distribution subsidiary provides service to approximately 14,500 customers in various areas of Florida.We purchased the Glades Gas Company operating assets in February of 2013, adding 3,000 customers in South Florida. Unregulated Energy
Xeron Inc., our propane wholesale marketing subsidiary based in Houston, Texas; markets propane to major independent oil and petrochemical companies, wholesale resellers and retail propane companies located primarily in the southeastern United States. Xeron enters contracts to purchase or sell propane, which typically range from one to six months. Xeron does not own physical storage facilities or equipment to transport propane; however, it contracts for storage and pipeline capacity to facilitate the sale of propane on a wholesale basis. Unregulated Energy Peninsula Energy Services Company, Inc. (PESCO) provides natural gas supply and supply management services to 3,200 customers in Florida and 30 customers on the Delmarva Peninsula. PESCO competes with regulated utilities and other unregulated third-party marketers to sell natural gas supplies directly to commercial and industrial customers through competitively-priced contracts. PESCO does not own or operate any natural gas transmission or distribution assets. The gas that PESCO sells is delivered to retail customers through affiliated and non-affiliated local distribution company systems and transmission pipelines.

Other

BRAVEPOINT

- **BravePoint ®, Inc.,** provides advanced information technology services and solutions for both enterprise and e-business applications.
  - For over 20 years, using technology to drive profits, BravePoint's skilled consultants have been helping clients expand the success of their business through a variety of products and services using offerings such as:
    - –Project Management
    - –Business Analysis
    - –Database Administration, Tuning and Consulting
    - –Application Development
    - –Integration Services
    - –Business Intelligence
    - –Training

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CHESAPEAKE UTILITIES CORPORATION
(CHART) By Segment Investment Mix as of December 31, 2012 (CHART) By Energy Served (CHART) By Region
By Segment 2012 Margin Contribution By Energy Served By Region (CHART) (CHART) (CHART)
By Segment 2012 Operating Income Contribution By Energy Served By Region (CHART) (CHART) (CHART)
Financial ResultsLong-Term Execution
Investing in Growth Capital Expenditures as Percentage of Total Capitalization (CHART) We are aggressively seeking opportunities to invest capital to generate value for our customers and shareholders. *Named Peer Group includes the following companies: AGL Resources, Inc.; Atmos Energy Corporation; Delta Natural Gas Company, Inc.; The Laclede Group, Inc.; New Jersey Resources Corp.; Northwest Natural Gas Company; Piedmont Natural Gas Company, Inc.; RGC Resources, Inc.; South Jersey Industries, Inc.; and WGL Holdings, Inc.. Results of Peer Group through September 30, 2012.**Includes FPU acquisition.

Generating Growth

Above Utility Regulated Returns and Superior EPS Growth



Consistent Above Utility Regulated Returns over the last five years
• While making investments including acquiring FPU, we have generated ROEs between 11.2% and 11.6% compared to lower allowed utility returns
Record EPS for 6th Consecutive Year
• Cumulative 5-year growth in diluted EPS of 54.1%
• 5 year compound annual growth rate in EPS of more than 9%
Diluted EPS
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
ROE
16%
14%
12%
10%
8%
6%
4%
2%
0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Diluted EPS
ROE

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CHESAPEAKE UTILITIES CORPORATION
The returns earned in our unregulated businesses coupled with our returns achieved in our regulated businesses has enabled us to achieve strong consolidated returnsWe will continue to focus on maximizing returns in our existing businesses while investing capital in new opportunities Peer ROE vs. Capital Expenditures2010 - 2012 Performance Quadrant (CHART) Weighted Average ROE Capital Expenditures/Total Capitalization Low Returns/High Investment
For the periods ended December 31,(in thousands except per share amounts) 2012 Financial Results Net income of $28.9 million or $2.99 per share, an increase of 4.2% (9.9% growth rate adjusting for amortization of acquisition adjustment) compared to 2011Growth in natural gas businesses more than offset lower energy consumption due to significantly warmer temperatures in the winter of 2012 and amortization of the acquisition adjustmentHigher retail propane margins per gallon, and increased revenues from the advanced information services business generated additional earnings in 2012
Financial ResultsYear to date 2013 Results
Highlights39% increase in net income and earnings per shareKey Drivers of increased gross margin:Weather returning to normal ($3.2 million)Strong retail propane margins per gallon ($2.1 million)Growth in natural gas businesses ($1.6 million) First Quarter 2013 Performance Summary Year to Date Financial Results
Reconciliation of EPSFor the Three Months Ended March 31, 2013 Return to normal winter weather in 2013 provided $1.9 million or $0.20 per share favorable impact in the first quarter of 2013 compared to the same period last yearNatural gas and propane businesses added increased margins of $2.7 million or $0.28 per share for the quarter ended March 31, 2013
Regulated Energy Segment Results Highlights17% increase in operating income$3.3 million increase in gross margin due to:More normal temperatures ($1.2 million)Organic customer growth on both the Delmarva Peninsula and in Florida ($801,000)Expansion initiatives in Delaware, Maryland and Florida completed in 2012 ($794,000) First Quarter 2013 Performance Summary
Unregulated Energy Segment Results Highlights82% increase in operating income41% increase in gross margin due to:Return to normal temperatures/timing of deliveries ($2.5 million) Strong retail propane margins per gallon ($2.1 million)Increased operating income as a result of the Glades Gas propane acquisition ($220,000) First Quarter 2013 Performance Summary
Other Segment Results HighlightsOperating loss of $125,000 compared to operating income of $121,000 for 1st Quarter 2012 Consistent quarter-over- quarter gross margin at BravePoint$273,000 increase in other operating expenses at BravePoint primarily due to higher payroll and related costs First Quarter 2013 Performance Summary
GrowthOpportunities
Natural Gas Expected to Have a Sustained Price Advantage(CHART)

EASTERN SHORE
NATURAL GAS
EASTERN SHORE NATURAL GAS
SYSTEM MAP
LEGEND
4
6
5
1
2
3
DELAWARE BAY

Delmarva Growth Opportunities

New Service in Delaware and Maryland

2011 - 2012 Projects

1. Natural gas expansion for southeastern DE (Nov – Dec 2011)
   - Annualized gross margin - $1.3 million (Distribution - $391k and Transmission - $935k)
2. Natural gas expansion to serve two new facilities in Eastern Sussex County (March – August 2012)
   - Annualized gross margin - $597,000 (Distribution - $151k and Transmission - $446k)
3. Natural gas expansion to Worcester County, MD (June 2012 – Jan 2013)
   - Annualized transmission margin - $391k
4. Natural gas expansion to serve Cecil County, MD (Nov 2012)
   - Annualized transmission margin – $882k

2013 Projects

5. Firm natural gas transmission service to NRG Energy Center Dover, LLC (Nov 2013)
   - Annualized transmission margin - $2.4 - $2.8 million
6. Delaware City Refinery Expansion (Dec 2013)
   - Annualized transmission margin - $1.6 million
     - Replacing expiring contract generating $1.1 million in margin

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CHESAPEAKE UTILITIES CORPORATION

FLORIDA PRESENCE
HOLMES
JACKSON
GADSDEN
UNION
ALACHUA
NASSAU
AMELIA ISLAND
DUVAL
CLAY
ST. JOHNS
WASHINGTON
CALHOUN
LIBERTY
SUWANNEE
GILCHRIST
FLAGLER
LEVY
VOLUSIA
MARION
LAKE
CITRUS
SEMINOLE
GULF OF MEXICO
SUMTER
ORANGE
HERNANDO
OSCEOLA
PASCO
BREVARD
HILLSBOROUGH
INDIAN RIVER
OKEECHOBEE
POLK
ST. LUCIE
MANATEE
MARTIN
HARDEE
HIGHLANDS
PALM BEACH
DESOTO
BROWARD
GLADES
HENDRY
1
2
3

Florida Growth Opportunities

New Service in Florida

2012 Projects

1. Natural gas expansion to Nassau County, FL (April 2012)
    - Annualized gross margin - $1.3 million

2013 Projects

2. Natural gas expansion to an unaffiliated Florida utility (June 2013)
    - Estimated annualized gross margin - $840,000

3. Acquisition of Glades Gas Company operating assets (February 2013)
    - Gross margin of $220,000 for 1st quarter 2013
    - Additional 3,000 propane customers in the Okeechobee and Clewiston markets

29
Major Expansion Initiatives That Have Already Commenced - 2013 and Annualized Financial Impact These services generated $16,000 in gross margin in the first quarter of 2012. (2) These services generated $4,000 in gross margin in the first quarter of 2012.
Upcoming Major Expansion Initiatives with Executed Contracts - Annualized Financial Impact
2013 Focus and Beyond
2013 Focus and Beyond (con't)
Capital Expenditures by Business Segment We make investments that are projected to achieve their return on capital.We have invested approximately $227 million over the last 5 years.Capital expenditures for 2013 are budgeted to be $112 million, which represents the largest capital budget in our history.Historically, actual capital expenditures have typically lagged behind the budgeted amounts so some spending may carry into 2014.
Total Capitalization For the Years Ended December 31, and Quarter Ended March 31, 2013 Equity/Permanent Capitalization 56.9% 61.0% 69.6% 67.0% 70.0% 70.9% Equity/Total Capitalization 49.4% 56.1% 58.2% 61.1% 60.0% 62.9% Chesapeake has provided 9.0 percent earnings and 4.5 percent dividend growth since 2007 while strengthening our balance sheet.
Delivering Results
37 Earnings and Dividend Growth Our Commitment to Dividend Growth Supported by Earnings Growth Chesapeake has paid a consecutive dividend for 52 years.Chesapeake has paid an increasing dividend for the last 10 years.In 2013, the annualized dividend was increased by $0.08 per share, or approximately 5.5%. Sustainable growth equals ROE minus book yield.
If an investor made an initial investment of $10,000 in 1993, that investment would represent a value of approximately $92,000 today. (CHART) Over the long-term, our shareholders have earned over 11% annually on their Chesapeake investment. Shareholder ReturnDelivered Results to Chesapeake's Shareholders (CHART) In thousands *For periods ending March 31,
Continue to operate in a cost effective, safe mannerCreatively develop new growth opportunities and convert into valuable services for our current and new customersFurther invest in our people and processes to set the stage for future growth Our Goals We take our responsibility to our investors very seriously and will continue to pursue an aggressive, but disciplined, growth strategy in our efforts to generate attractive returns on capital.
RegulatoryInformation
Regulatory Snapshot
Strategic Regulatory Initiatives and Benefits
Strategic Regulatory Initiatives and Benefits (con't)
LeadershipTeam

Michael P. McMasters
32 Years of Service
President & Chief Executive Officer
Phone: 302.734.6799
Email: mmcmasters@chpk.com



Stephen C. Thompson
30 Years of Service
Senior Vice President,
President, Eastern Shore Natural Gas Company



Elaine B. Bittner
17 Years of Service
Senior Vice President of
Strategic Development

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CHESAPEAKE UTILITIES CORPORATION

Matthew M. Kim3 Years of ServiceVice President, Controller, Assistant Treasurer & Assistant Secretary Thomas E. Mahn1 Year of ServiceTreasurer Beth W. Cooper23 Years of ServiceSenior Vice President, Chief Financial Officer & Corporate SecretaryPhone: 302.734.6799Email: bcooper@chpk.com